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                                                                   EXHIBIT 10.47




                ARIZONA DEPARTMENT OF CORRECTIONS [LETTERHEAD]


    [SEAL]                                                         [SEAL]
FIFE SYMINGTON                                                TERRY L. STEWART
  GOVERNOR                                                        DIRECTOR


August 6, 1996



James Slattery, President
Correctional Services Corporation
1819 Main Street, Suite 1000
Sarasota, Florida  34236

RE:     Request for Sealed Proposals (RFP) No. 6702
        Privatization of 200 RTC and 400 DWI Prison Beds

Dear Mr. Slattery:

This is to advise you of the intent of the Department of Corrections to award the contract for the referenced services to Correctional Services Corporation
(CSC), formerly Esmor Correctional Services, Inc.

The award is contingent upon the successful negotiation and execution of a contract between CSC and the Department of Corrections as well as approval by the State Risk Management Office of the CSC plan of insurance.

Please forward documentation to reflect the intent as well as the plan to be used by CSC to provide the insurance required by the Department as stated in Attachment #7 of RFP 6702. The documentation should also indicate the name, address and telephone number of your insurance broker and is requested to be provided by August 26, 1996.

Be advised that in order to verify coverages in the submitted plan, executed certificates of insurance shall be required to be provided to this office and to Risk Management no later than forty-five (45) days prior to execution of the Contract between the Department and CSC. Risk Management must also receive certified copies of insurance policies. A current financial statement indicating that CSC is financially capable of providing any self-insured retention or deductible must also be provided with the insurance certificates and policies.

If you have questions or concerns regarding this correspondence, you may contact me at (602) 542-3245.

Sincerely,



/s/ Mary I. Laverdue
Mary I. Laverdue
Contracts Administrator

cc:     Carl Nink, Assistant Director, Community Corrections
        Michael Smarik, Assistant Director, Administrative Services Judith Kilgus, Administrator, Bureau of business and Finance John Kohl, Deputy Warden, Privatization Unit, Contracts
        RFP File #6702